SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2003
__________________________

ICO, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	000-10068 (Commission File Number)	76-0566682 (I.R.S. Employer Identification No.)

5333 Westheimer Road
Suite 600
Houston, Texas 77056
(Address of principal executive offices and zip code)
(Registrant’s telephone number, including area code)
(713) 351-4100

Item 5.                  Other Events.

On November 3, 2003, ICO, Inc. issued a press release announcing that it had amended its Rights Agreement dated April 1, 1998 between ICO, Inc. and Harris Trust & Savings Bank. The amendment will cause the Rights Agreement to terminate at the close of business on November 3, 2003. A copy of the Amendment No. 1 to Rights Agreement is attached hereto as Exhibit 4.8 and incorporated by reference into this Item 5. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 5.

Item 7.                   Financial Statements, Pro Forma Financial Information and Exhibits.

                   (c)           Exhibits

Exhibit  Description

                   4.8                                Amendment No. 1, dated November 3, 2003, to Rights Agreement dated April 1, 1998, between ICO, Inc. and Harris
                                                                   Trust & Savings Bank, a national banking association, as Rights Agent.

                  99.1                                Press Release dated November 3, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO, INC.

Date: November 4, 2003	By:	/s/ Jon C. Biro
Name:		Jon C. Biro
Title:		Interim Chief Executive Officer and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

4.8	Amendment No. 1, dated November 3, 2003, to Rights Agreement dated April 1, 1998, between ICO, Inc. and Harris Trust & Savings Bank, a national banking association, as Rights Agent.

99.1	Press Release dated November 3, 2003.